EXHIBIT 10.1

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


                                                             As of June 18, 2003


          THIS THIRD AMENDMENT TO THE LOAN AND SECURITY AGREEMENT dated as of October 1, 2001 (the "Third Amendment") is entered into as of June 18, 2003 by and among Samuels Jewelers, Inc. as Borrower (the "Borrower"), the lenders party thereto (the "Lenders") and DDJ Capital Management, LLC as agent for the Lenders (the "Agent"). All capitalized terms used in this Amendment shall have the meanings given to them in the Loan and Security Agreement (as defined below) unless specifically defined herein.

          WHEREAS, Borrower, Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of October 1, 2001, as amended pursuant to that certain First Amendment dated as of November 12, 2001, as amended pursuant to that certain Second Amendment dated as of May 31, 2002 (collectively, the "Loan and Security Agreement"), pursuant to which Lenders have made certain credit available to the Borrower and to secure the obligations outstanding under the Loan Agreement and the documents and instruments executed in connection therewith (collectively, the "Loan Documents");

          WHEREAS, pursuant to the Loan and Security Agreement, dated as of October 1, 2001, the Lenders agreed to commit an aggregate principal amount of $20,000,000 to the Borrower;

           WHEREAS, Borrower, Lenders and Agent are also parties to that certain Loan Agreement dated as of April 30, 2001, as amended and modified from time to time (the "Subordinated Loan Agreement"), pursuant to which Lenders have made certain credit available to and on behalf of Borrower;

           WHEREAS, Lenders executed that certain Intercreditor and Subordination Agreement, dated as of October 1, 2001 (the "Subordination Agreement"), whereby Lenders agreed that the obligations incurred pursuant to the Subordinated Loan Agreement are subordinate in right of payment to the prior payment in full of all of the obligations incurred pursuant to the Loan and Security Agreement;

           WHEREAS, on or about November 12, 2001, Borrower entered into supply agreements (the "Supply Agreements") with certain suppliers of inventory and their affiliates (the "Suppliers") and in consideration for the Supply Agreements, Borrower granted the Suppliers a security interest in substantially all of the assets of Borrower;

           WHEREAS, the Suppliers and Lenders entered into an Intercreditor and Subordination Agreement dated as of November 12, 2001, which governs the priorities of Lenders and the Suppliers;




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           WHERAS, the Borrower has requested certain modifications to the terms of the Loan Documents, and the Lenders have agreed to modify certain terms under which the Lenders may advance the funds committed to the Borrower; provided, however, that this amendment shall in no way be construed to increase the $20,000,000 commitment made by the Lenders.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend and modify the Loan and Security Agreement as follows:

           1. AMENDMENTS
              ----------

               1.1 Section 3.3 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

               TERM. This Agreement shall terminate on August 31, 2003 (the "Termination Date").


           2. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lenders and Agent that all of Borrower's representations and warranties set forth in the Loan and Security Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

           3. RATIFICATION OF EXISTING AGREEMENTS. The Borrower hereby ratifies and confirms the enforceability in all respects of the Loan Documents and the Borrower's Obligations thereunder. The Borrower acknowledges that the Agent on behalf of the Lenders has a valid first-priority perfected lien security for the repayment of the Obligations against substantially all of the assets of the Borrower, except as may be limited by the Supply Agreements.

           4. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of its counsel, which counsel may include any local counsel reasonably deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and any related documents.

           5. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, upon execution hereof by the Lenders, the Agent and the Borrower.

           6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


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           IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date and year first written above.



                                        SAMUELS JEWELERS, INC.

                                        By:  /s/  Randy McCullough
                                            ------------------------------------
                                        Name: Randy McCullough
                                        Title: President & C.E.O.



                                        DDJ CAPITAL MANAGEMENT, LLC

                                        By:  /s/  David J. Breazzano
                                            ------------------------------------
                                        Name: David J. Breazzano
                                        Title: Member


                                        B III CAPITAL PARTNERS, L.P.

                                        By: DDJ Capital III, LLC, its General
                                            Partner

                                        By: DDJ Capital Management, LLC, Manager

                                        By:   /s/  David J. Breazzano
                                            ------------------------------------
                                        Name: David J. Breazzano
                                        Title: Member


                                        B III-A CAPITAL PARTNERS, L.P.

                                        By: GP III-A, LLC, its General Partner

                                        By: DDJ Capital Management, LLC, Manager

                                        By:  /s/  David J. Breazzano
                                            ------------------------------------
                                        Name: David J. Breazzano
                                        Title: Member